UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  (811-5037)
                                                     ----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                            ------------------------
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end:  SEPTEMBER 30, 2005
                          ------------------

Date of reporting period:  SEPTEMBER 30, 2005
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

(TCM SMALL CAP GROWTH FUND LOGO)

                                 ANNUAL REPORT
                           TCM Small Cap Growth Fund

                                                              SEPTEMBER 30, 2005

NOVEMBER 14, 2005

DEAR FELLOW SHAREHOLDER:

  Thank you for your investment in the TCM Small Cap Growth Fund (the "Fund"). This is our first annual report to shareholders, and the following performance review and financial statements cover the 12 months ended September 30, 2005, which is the Fund's fiscal year. It also is the Fund's first year of operations.

  PERFORMANCE OVERVIEW. For the 12 months ended September 30, 2005, small cap stocks continued their run of outperforming the broader market (as measured by the S&P 500 Index), but not without some level of volatility. The quarterly returns for the Fund's benchmark, the Russell 2000 Growth Index, and the S&P 500 Index for that period were:

                    Russell 2000 Growth            S&P 500
                    -------------------            -------
     4Q 2004               15.08%                   9.23%
     1Q 2005               -6.83%                  -2.15%
     2Q 2005                3.48%                   1.37%
     3Q 2005                6.32%                   3.60%

  For the fiscal year, the Russell 2000 Growth Index was up 17.97% and the S&P 500 Index was up 12.25%. The total return for the TCM Small Cap Growth Fund for the same period was 30.45%, outperforming the Russell 2000 Growth benchmark by 12.48%. The average small cap growth fund in the Lipper universe had a total return of 18.64% for the 12 months ended September 30, 2005. Based on total fund returns, Lipper ranked the Fund in the 2nd percentile (6th out of 515 small cap growth funds) for the same period.

  PERFORMANCE ATTRIBUTION. As discussed in a prior letter to shareholders, the fact that the Fund held cash on October 1, 2004, its inception date, had a negative impact of over 2% on the Fund's reported total return for the 12 months
ended September 30, 2005.   The only shareholders of the Fund on that day were
the founders of the Fund's adviser, Tygh Capital Management. Excluding the impact of that day, the Fund outperformed the Russell 2000 Growth Index by 15.76% for the period October 4, 2004 through September 30, 2005.

  The outperformance of the Fund relative to its benchmark was generated 75% from positive stock selection and 25% from sector allocation decisions. Sectors that contributed most to our total return were the Energy, Industrials, Health Care and Information Technology sectors.

TOP CONTRIBUTORS BY SECTOR

                                  Average       Portfolio    Contribution to
   Sector                    Portfolio Weight    Return    Fund's Total Return
   ------                    ----------------   ---------  -------------------
   Energy                          12.5%          77.8%           8.9%
   Industrials                     19.3%          44.1%           7.6%
   Health Care                     17.8%          33.3%           6.2%
   Information Technology          27.1%          17.5%           4.4%

  The Energy sector has been very strong for most of the fiscal year and was responsible for almost 9% of the Fund's 30.45% return for the period. Most of the Fund's energy stocks are companies that provide equipment or services to the oil and gas producers and several of these stocks made significant contributions to the portfolio, including Hornbeck Oil Services and Pioneer Drilling. Stock selection in the Industrials sector was also a big contributor to performance as the economy continued to recover and experience positive growth throughout the year. Strong performers in the Fund included United Defense Industries, which is a manufacturer of miscellaneous defense equipment (including armor for armed forces vehicles) that was acquired by BAE Systems in June 2005, and Joy Global, which is a manufacturer of mining equipment that has benefited from a worldwide increase in coal consumption. In Health Care, our biggest performers during the period were Schick Technologies, a manufacturer of digital x-ray equipment for dental offices, and Allscripts Healthcare Solutions, a company that develops and sells software for maintaining electronic medical records and using drug e-prescribing. In the Information Technology sector, the Fund benefited significantly from our investment during the year in Macromedia, a provider of web development tools, and Sigmatel, a manufacturer of semiconductor chips used in MP3 audio players.

  What didn't work? Stocks that were at the high end of their historical valuations were punished if they only met earnings expectation or guided down future financial performance. Our biggest loser for the period was Virage Logic, which supplies intellectual property used to design advanced memory functions into semiconductor chips. After a very strong performance in 2004, Virage Logic returned to mid-2004 prices in the face of a cyclical downturn in the semiconductor industry. That downturn has begun to reverse and we continue
to hold the stock for the potential rebound in its earnings.   Other
disappointments for the year include Miva (formerly FindWhat.com) and Tempur-Pedic International. Miva is a search engine company that has not been able to compete effectively with Google and other similar companies. Tempur-Pedic, a manufacturer of visco-elastic mattresses, had been a very good stock for much of the fiscal year, but we failed to anticipate the immediate impact of new competitors' ability to grab market share, and its share price started to slide significantly in July 2005. Given the broken investment thesis on these stocks, we no longer hold shares of either Miva or Tempur-Pedic as of the date of this letter.

  In terms of sector allocation, our overweighting in Energy throughout the year had a significant effect on performance even though our stock selection in that sector was average. In addition, our underweighting in the Finance sector helped our performance relative to the Russell 2000 Growth Index. Even though our Technology stocks outperformed that sector in the benchmark, the absolute return of 17.5% was less than the Fund's 30.45% return, and therefore our slight overweight in this sector hurt our relative performance.

  MARKET REVIEW AND OUTLOOK. After a very strong fourth quarter in 2004, the equity market, and particularly small cap stocks, gave back some of that performance in the first quarter of 2005. Rising interest rates and the threat of growing inflation put pressure on the equity markets, which was exacerbated by crude oil trading over $55 per barrel. On the other hand, earnings growth continued to be good even as the economy moved into a more mature stage of growth. As we discussed in our shareholder letter covering the first quarter, valuations were compressed and poised for the rebound we eventually experienced in May as oil prices retreated a bit, economic data continued to be solid and the market adjusted to Fed rate increases. After a -1.60% return in the first quarter, the Fund was up 7.16% in the second quarter.

  The strength in the market that started in May continued into the third quarter, particularly for small cap stocks, with the Fund posting a total return of 9.71% for the period. However, gains were rather narrowly concentrated in Energy, Materials, and Industrials. Given the recent run in the energy stocks, we began to take some profits in the Energy sector towards the end of the quarter. Consumer Discretionary stocks have been notably weak, as worries regarding escalating gasoline and natural gas prices, and a possible topping out of the housing market, caused the outlook on consumer spending to deteriorate. We are now looking more closely at this sector for companies with strong fundamentals and more reasonable valuations. The Federal Reserve continues to stay on the "water torture" path of raising rates 25 basis points at a time. As we write this letter in mid November, concerns still exist over building inflationary pressures, continued rising interest rates, and a slowing of economic growth. We think these factors will continue to pressure P/E multiples downward market wide, as has been occurring all year (stock prices have been lagging earnings growth market wide).

  While seasonal economic trends have historically favored small cap stocks in the fourth and first quarters, our enthusiasm is somewhat muted because of the strong performance of those stocks in the third quarter of this year, as well by concerns about the economy and interest rates. We are starting to see energy prices retreat from their recent highs and would like to see the Fed stop or slow down their rate increases. However, as growth becomes scarcer, companies that can continue to deliver strong growth rates will become more valuable on a relative basis. We believe this should favor growth over value going forward. As always, we remain focused on finding growing companies that we believe can beat the expectations embodied in their stock prices and that have sustainable valuations.

PERFORMANCE INFORMATION
TOTAL RETURNS FOR THE PERIODS THROUGH SEPTEMBER 30, 2005

                               Year-to-Date 2005        One Year
                               -----------------        --------
TCM Small Cap Growth                 15.70%              30.45%
Russell 2000 Growth Index             2.51%              17.97%

  THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OVER A BRIEF TIME PERIOD AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-536-3230.

  Thank you for your continued confidence and trust in managing your assets.

Sincerely,

/s/Richard J. Johnson                   /s/Jeff B. Curtis

Richard J. Johnson                      Jeff B. Curtis
Chief Investment Officer                President

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE. THE FUND INVESTS IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks, fees and expenses.

This report reflects our views, opinions and portfolio holdings as of September 30, 2005, the end of the reporting period. These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Quasar Distributors, LLC, Distributor (11/05)

FUND INFORMATION at September 30, 2005

BASIC FUND FACTS
Ticker Symbol                                TCMSX
Inception Date                           10/1/2004
Total Assets                          $178 million
Total Operating Expenses                     0.95%

TOP TEN HOLDINGS (% OF NET ASSETS)
Hornbeck Offshore                         Todco                          1.62%
  Services, Inc.              2.57%       Core Laboratories NV           1.59%
Pioneer Drilling Co.          2.32%       Walter Industries, Inc.        1.51%
Joy Global, Inc.              1.79%       Education Management
Affiliated Managers                         Corp.                        1.50%
  Group, Inc.                 1.64%       Airgas, Inc.                   1.48%
ProAssurance Corp.            1.63%

SECTOR ALLOCATION at September 30, 2005 (Unaudited)

                          TCM Small Cap Growth Fund  Russell 2000 Growth Index
                          -------------------------  -------------------------
Information Technology             22.42%                      24.60%
Industrials                        22.35%                      14.30%
Health Care                        14.95%                      21.00%
Energy                             15.09%                       8.30%
Consumer Discretionary             12.25%                      15.50%
Materials                           4.25%                       3.40%
Financials                          3.27%                       9.70%
Consumer Staples                    0.00%                       2.10%
Telecomm Service                    1.87%                       1.00%
Cash*<F1>                           3.54%                       0.00%

*<F1>  Cash equivalents and other assets less liabilities.

Sector allocations and fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

EXPENSE EXAMPLE  For the Six Months Ended September 30, 2005

  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 - September 30, 2005).

ACTUAL EXPENSES

  The first line of the table on the following page provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than two months. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table on the following page provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         Expenses Paid
                                   Beginning           Ending          During the Period
                                 Account Value      Account Value       April 1, 2005 -
                                    April 1,        September 30,        September 30,
                                      2005              2005               2005*<F2>
                                 -------------      -------------      -----------------
Actual                               $1,000            $1,176                $5.18
Hypothetical (5% annual
  return before expenses)            $1,000            $1,020                $4.81

*<F2> The Fund's expenses are 0.95%, which is the calculated expense ratio for the period April 1, 2005 - September 30, 2005. This ratio is equal to the contractually agreed upon limit of 0.95%.

VALUE OF $10,000 VS. RUSSELL 2000 GROWTH INDEX

        Date         TCM Small Cap Growth Fund      Russell 2000 Growth Index
        ----         -------------------------      -------------------------
      10/1/2004               $10,000                        $10,000
     12/31/2004               $11,275                        $11,507
      3/31/2005               $11,095                        $10,722
      6/30/2005               $11,890                        $11,095
      9/30/2005               $13,045                        $11,796

                                                      Total Return
                                                  since inception*<F3>
                                                  --------------------
TCM Small Cap Growth Fund                                30.45%
Russell 2000 Growth Index                                17.96%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. One cannot invest directly in an index.

*<F3>  Commenced operations on October 1, 2004.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 536-3230.

SCHEDULE OF INVESTMENTS at September 30, 2005

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS - 96.5%

AEROSPACE & DEFENSE - 2.7%
    40,026   Essex Corp.*<F4>                                     $    867,363
    73,790   Ladish, Inc.*<F4>                                       1,286,898
    12,947   MTC Technologies, Inc.*<F4>                               414,045
    69,547   SI International, Inc.*<F4>                             2,153,871
                                                                  ------------
                                                                     4,722,177
                                                                  ------------

AIR FREIGHT & LOGISTICS - 1.7%
    36,405   Forward Air Corp.                                       1,341,160
    21,921   UTI Worldwide, Inc. ^<F5>                               1,703,262
                                                                  ------------
                                                                     3,044,422
                                                                  ------------

AIRLINES - 0.4%
    45,167   JetBlue Airways Corp.*<F4>                                794,939
                                                                  ------------

AUTO COMPONENTS - 3.1%
    77,394   Keystone Automotive
               Industries, Inc.*<F4>                                 2,229,721
    58,007   LKQ Corp.*<F4>                                          1,751,812
    90,704   Tenneco
               Automotive, Inc.*<F4>                                 1,588,227
                                                                  ------------
                                                                     5,569,760
                                                                  ------------

BIOTECHNOLOGY - 1.3%
    46,667   Neurocrine
               Biosciences, Inc.*<F4>                                2,295,550
                                                                  ------------

BUILDING PRODUCTS - 0.7%
    35,410   ElkCorp                                                 1,266,616
                                                                  ------------

CAPITAL MARKETS - 1.6%
    40,370   Affiliated Managers
               Group, Inc.*<F4>                                      2,923,595
                                                                  ------------

CHEMICALS - 1.5%
    88,936   Airgas, Inc.                                            2,635,174
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES - 3.4%
    82,770   Education
               Management Corp.*<F4>                                 2,668,505
    43,413   Resources
               Connection, Inc.*<F4>                                 1,286,327
    22,387   Strayer Education, Inc.                                 2,116,019
                                                                  ------------
                                                                     6,070,851
                                                                  ------------

COMMUNICATIONS EQUIPMENT - 2.6%
    78,555   Adtran, Inc.                                            2,474,483
    20,857   Digi International, Inc.*<F4>                             223,796
    42,535   F5 Networks, Inc.*<F4>                                  1,848,996
                                                                  ------------
                                                                     4,547,275
                                                                  ------------

COMPUTERS & PERIPHERALS - 2.0%
    83,452   Electronics for
               Imaging, Inc.*<F4>                                    1,914,389
    44,767   UNOVA, Inc.*<F4>                                        1,565,950
                                                                  ------------
                                                                     3,480,339
                                                                  ------------

CONSTRUCTION & ENGINEERING - 3.4%
    65,588   McDermott
               International, Inc.*<F4>^<F5>                         2,401,177
    42,138   URS Corp.*<F4>                                          1,701,954
    36,125   Washington Group
               International, Inc.*<F4>                              1,946,776
                                                                  ------------
                                                                     6,049,907
                                                                  ------------

ELECTRICAL EQUIPMENT - 1.0%
    44,006   Roper Industries, Inc.                                  1,728,996
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.5%
    57,885   Amphenol Corp. - Class A                                2,335,081
    68,768   Benchmark
               Electronics, Inc.*<F4>                                2,071,292
    58,418   Electro Scientific
               Industries, Inc.*<F4>                                 1,306,227
    52,050   Flir Systems, Inc.*<F4>                                 1,539,639
    34,358   Global Imaging
               Systems, Inc.*<F4>                                    1,169,890
    51,448   NovAtel, Inc.*<F4>^<F5>                                 1,355,140
                                                                  ------------
                                                                     9,777,269
                                                                  ------------

ENERGY EQUIPMENT & SERVICES - 12.4%
    20,341   Atwood Oceanics, Inc.*<F4>                              1,712,916
    87,708   Core Laboratories NV*<F4>^<F5>                          2,829,460
   124,550   Hornbeck Offshore
               Services, Inc.*<F4>                                   4,562,266
    28,280   NS Group, Inc.*<F4>                                     1,109,990
   211,476   Pioneer Drilling Co.*<F4>                               4,128,011
    34,287   Rowan Companies, Inc.                                   1,216,846
    62,287   Tetra Technologies, Inc.*<F4>                           1,944,600
    69,069   Todco                                                   2,880,868
    25,409   Veritas DGC, Inc.*<F4>                                    930,478
    50,624   Willbros Group, Inc.*<F4>^<F5>                            802,390
                                                                  ------------
                                                                    22,117,825
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.7%
    45,825   Arthrocare Corp.*<F4>                                   1,843,082
   146,031   Illumina, Inc.*<F4>                                     1,870,657
    70,981   Intermagnetics
               General Corp.*<F4>                                    1,983,209
    98,747   Schick Technologies, Inc.*<F4>                          2,597,046
                                                                  ------------
                                                                     8,293,994
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES - 9.0%
    31,831   The Advisory Board Co.*<F4>                             1,656,485
    87,706   Allscripts Healthcare
               Solutions, Inc.*<F4>                                  1,580,462
    83,409   America Service
               Group, Inc.*<F4>                                      1,383,755
    55,694   Chemed Corp.                                            2,413,778
    34,188   DaVita, Inc.*<F4>                                       1,575,041
    40,618   Henry Schein, Inc.*<F4>                                 1,731,139
    40,505   SFBC International, Inc.*<F4>                           1,798,017
    94,935   Symbion, Inc.*<F4>                                      2,455,969
    34,140   United Surgical Partners
               International, Inc.*<F4>                              1,335,216
                                                                  ------------
                                                                    15,929,862
                                                                  ------------

HOTELS RESTAURANTS & LEISURE - 2.2%
   159,895   La Quinta Corp.*<F4>                                    1,389,487
    38,492   Orient-Express Hotels
               Ltd. - Class A ^<F5>                                  1,093,943
    33,451   PF Chang's China
               Bistro, Inc.*<F4>                                     1,499,608
                                                                  ------------
                                                                     3,983,038
                                                                  ------------

HOUSEHOLD DURABLES - 0.1%
    19,674   Tempur-Pedic
               International, Inc.*<F4>                                232,940
                                                                  ------------

INDUSTRIAL CONGLOMERATES - 2.5%
    61,433   Raven Industries, Inc.                                  1,796,915
    54,799   Walter Industries, Inc.                                 2,680,767
                                                                  ------------
                                                                     4,477,682
                                                                  ------------

INSURANCE - 1.6%
    62,019   ProAssurance Corp.*<F4>                                 2,894,427
                                                                  ------------

INTERNET & CATALOG RETAIL - 0.7%
    64,508   Insight Enterprises, Inc.*<F4>                          1,199,849
                                                                  ------------

INTERNET SOFTWARE & SERVICES - 0.4%
    52,608   eCollege.com, Inc.*<F4>                                   781,755
                                                                  ------------

IT SERVICES - 3.1%
    29,362   Anteon
               International Corp.*<F4>                              1,255,519
    21,057   Global Payments, Inc.                                   1,636,550
   115,077   MPS Group, Inc.*<F4>                                    1,357,909
   155,816   Tyler Technologies, Inc.*<F4>                           1,290,156
                                                                  ------------
                                                                     5,540,134
                                                                  ------------

LEISURE EQUIPMENT & PRODUCTS - 0.7%
    58,322   Nautilus Group, Inc.                                    1,287,167
                                                                  ------------

MACHINERY - 6.1%
    39,472   Bucyrus International,
               Inc. - Class A                                        1,939,259
    24,859   IDEX Corp.                                              1,057,751
    62,980   Joy Global, Inc.                                        3,177,971
    43,475   Kennametal, Inc.                                        2,132,014
    94,819   Westinghouse Air Brake
               Technologies Corp.                                    2,586,662
                                                                  ------------
                                                                    10,893,657
                                                                  ------------

MEDIA - 2.3%
    47,990   Advo, Inc.                                              1,501,607
    19,724   Getty Images, Inc.*<F4>                                 1,697,053
    79,917   Imax Corp.*<F4>^<F5>                                      833,534
                                                                  ------------
                                                                     4,032,194
                                                                  ------------

METALS & MINING - 2.8%
    30,501   James River Coal Co.*<F4>                               1,539,385
    46,671   Metal Management, Inc.                                  1,183,110
    78,703   Oregon Steel Mills, Inc.*<F4>                           2,195,814
                                                                  ------------
                                                                     4,918,309
                                                                  ------------

MOTION PICTURE AND VIDEO TAPE PRODUCTION - 1.0%
    64,431   DreamWorks Animation
               SKG, Inc. - Class A*<F4>                              1,782,161
                                                                  ------------

OIL & GAS - 2.7%
    27,730   Arch Coal, Inc.                                         1,871,775
    42,965   Range Resources Corp.                                   1,658,878
    18,343   Spinnaker
               Exploration Co.*<F4>                                  1,186,609
                                                                  ------------
                                                                     4,717,262
                                                                  ------------

PHARMACEUTICALS - 1.2%
    63,029   Medicis Pharmaceutical
               Corp. - Class A                                       2,052,224
                                                                  ------------

ROAD & RAIL - 0.8%
    34,506   Landstar System, Inc.                                   1,381,275
                                                                  ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 4.9%
   168,544   Credence Systems Corp.*<F4>                             1,344,981
    35,188   Formfactor, Inc.*<F4>                                     802,990
   119,325   Integrated Device
               Technology, Inc.*<F4>                                 1,281,551
    75,951   Intersil Corp. - Class A                                1,654,213
    60,134   Tessera Technologies, Inc.*<F4>                         1,798,608
   129,819   Virage Logic Corp.*<F4>                                 1,006,097
    71,415   Volterra Semiconductor
               Corp.*<F4>                                              876,262
                                                                  ------------
                                                                     8,764,702
                                                                  ------------

SOFTWARE - 3.9%
   284,374   Parametric
               Technology Corp.*<F4>                                 1,982,087
    82,257   Transaction Systems
               Architects, Inc.*<F4>                                 2,290,857
    95,138   Wind River Systems, Inc.*<F4>                           1,230,134
    70,177   Witness Systems, Inc.*<F4>                              1,465,998
                                                                  ------------
                                                                     6,969,076
                                                                  ------------

SPECIALTY RETAIL - 0.6%
    70,007   HOT Topic, Inc.*<F4>                                    1,075,308
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES - 1.9%
   197,671   @Road, Inc.*<F4>                                          907,310
    51,557   Leap Wireless
               International, Inc.*<F4>                              1,814,806
    49,262   Rural Cellular
               Corp. - Class A*<F4>                                    599,026
                                                                  ------------
                                                                     3,321,142
                                                                  ------------
TOTAL COMMON STOCKS
  (cost $141,394,810)                                              171,552,853
                                                                  ------------

SHORT-TERM INVESTMENTS - 3.9%
 3,635,707   SEI Daily Income Trust
               Government Fund                                       3,635,707
 3,379,536   SEI Daily Income Trust
               Treasury Fund                                         3,379,536
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $7,015,243)                                                  7,015,243
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $148,410,053) - 100.4%                                     178,568,096
Liabilities in Excess
  of Other Assets - (0.4)%                                            (765,759)
                                                                  ------------
TOTAL NET ASSETS - 100.00%                                        $177,802,337
                                                                  ------------
                                                                  ------------

Percentages are stated as a percent of net assets.
*<F4>  Non-income producing security.
^<F5>  Foreign security that trades on U.S. exchange.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2005

ASSETS
   Investments in securities, at value (cost $148,410,053)        $178,568,096
   Receivables:
       Securities sold                                                 115,257
       Fund shares sold                                              1,044,333
       Dividends and interest                                           24,019
                                                                  ------------
           Total assets                                            179,751,705
                                                                  ------------

LIABILITIES
   Payables:
       Securities purchased                                            495,602
       Fund shares redeemed                                          1,290,512
       Advisory fees                                                   105,413
       Fund accounting fees                                             12,804
       Transfer agent fees                                               4,611
       Administration fees                                               5,553
       Custody fees                                                      4,096
       Chief compliance officer fees                                       833
   Accrued expenses                                                     29,944
                                                                  ------------
           Total liabilities                                         1,949,368
                                                                  ------------
NET ASSETS                                                        $177,802,337
                                                                  ------------
                                                                  ------------

Net asset value, offering price and redemption price per share
  ($177,802,337/6,815,863 shares outstanding; unlimited
  number of shares authorized without par value)                  $      26.09
                                                                  ------------
                                                                  ------------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                $146,722,871
   Accumulated net realized gain on investments                        921,423
   Net unrealized appreciation on investments                       30,158,043
                                                                  ------------
           Net assets                                             $177,802,337
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended September 30, 2005

INVESTMENT INCOME
   Income
       Dividends (net of $1,852 foreign withholding tax)           $   305,404
       Interest                                                        111,945
                                                                   -----------
           Total income                                                417,349
                                                                   -----------
   Expenses
       Advisory fees                                                   955,145
       Administration fees                                              56,073
       Transfer agent fees                                              22,228
       Fund accounting fees                                             39,323
       Registration fees                                                21,098
       Custody fees                                                     36,554
       Audit fees                                                       14,637
       Reports to shareholders                                           2,979
       Legal fees                                                        3,118
       Trustee fees                                                      6,549
       Chief compliance officer fees                                     5,000
       Miscellaneous                                                     2,805
       Insurance expense                                                 2,878
                                                                   -----------
           Total expenses                                            1,168,387
           Less: fees waived                                           (34,152)
                                                                   -----------
           Net Expenses                                              1,134,235
                                                                   -----------
               NET INVESTMENT LOSS                                    (716,886)
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                  1,638,309
   Net unrealized appreciation on investments                       30,158,043
                                                                   -----------
       Net realized and unrealized
         gain on investments                                        31,796,352
                                                                   -----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $31,079,466
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED
                                                        SEPTEMBER 30, 2005*<F7>
                                                        -----------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                       $   (716,886)
   Net realized gain on investments                             1,638,309
   Net unrealized appreciation on investments                  30,158,043
                                                             ------------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                             31,079,466
                                                             ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                          --
   From net realized gain                                              --
                                                             ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             --
                                                             ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
     from net change in outstanding shares (a)<F6>            146,722,871
                                                             ------------
       TOTAL INCREASE IN NET ASSETS                           177,802,337
                                                             ------------
NET ASSETS
   Beginning of year                                                   --
                                                             ------------
   END OF YEAR                                               $177,802,337
                                                             ------------
                                                             ------------

(a)<F6>  Summary of capital share transactions is as follows:

                                                            YEAR ENDED
                                                     SEPTEMBER 30, 2005*<F7>
                                                   ---------------------------
                                                     Shares           Value
                                                   ----------     ------------
Shares sold                                         8,060,901     $174,817,668
Shares issued in reinvestment of distributions             --               --
Shares redeemed                                    (1,245,038)     (28,094,797)
                                                   ----------     ------------
Net increase                                        6,815,863     $146,722,871
                                                   ----------     ------------
                                                   ----------     ------------

*<F7>  Fund commenced operations on October 1, 2004.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout year

                                                                   YEAR ENDED
                                                                  SEPTEMBER 30,
                                                                    2005*<F8>
                                                                  -------------
Net asset value, beginning of year                                   $20.00
                                                                     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                   (0.11)
Net realized and unrealized gain on investments                        6.20
                                                                     ------
   Total from investment operations                                    6.09
                                                                     ------

LESS DISTRIBUTIONS:
From net investment income                                               --
From net realized gain                                                   --
                                                                     ------
   Total distributions                                                   --
                                                                     ------
   Net asset value, end of year                                      $26.09
                                                                     ------
                                                                     ------
Total return                                                          30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                                   $177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                               0.98%
After fees waived and expenses absorbed                                0.95%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                              (0.63)%
After fees waived and expenses absorbed                               (0.60)%

Portfolio turnover rate                                              138.45%

*<F8>  Fund commenced operations on October 1, 2004.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The TCM Small Cap Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Fund began operations on October 1, 2004.

     Tygh Capital Management, Inc., (the "Advisor"), is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $950 million as of November 18, 2005. Mr. Richard J. Johnson, Chief Investment Officer, is responsible for the management of the Fund's portfolio.

     The Fund's investment objective is to seek long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on NASDAQ shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2005, the Fund decreased accumulated realized gain on investments by $716,886 and increased accumulated net investment income by $716,886.

     F. Redemption Fee. The Fund charges a 1% redemption fee on the value of shares redeemed that are held for less than two months. This fee will not be imposed on shares acquired through the reinvestment of dividends or other distributions. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended September 30, 2005, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the year ended September 30, 2005, the Fund incurred $955,145 in advisory fees.

     The Fund is responsible for its own operating expenses. Beginning October 1, 2004, the Advisor had contractually agreed to limit the Fund's expenses indefinitely, by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 0.95%. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year October 1, 2004 through September 30, 2005, the Advisor waived $34,152 in fees.

     At September 30, 2005, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $34,152. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

                                                   September 30, 2008
                                                   ------------------
          TCM Small Cap Growth Fund                     $34,152

     The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

          Under $150 million            $55,000
          $150 to $300 million          0.06% of average daily net assets
          $300 to $650 million          0.05% of average daily net assets
          Over $650 million             0.04% of average daily net assets

     For the year ended September 30, 2005, the Fund incurred $56,073 in Administration fees.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. U.S. Bank, N.A., (the "Custodian") of USBFS, serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

     Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

     For the year ended September 30, 2005, the TCM Small Cap Growth Fund was allocated $5,000 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended September 30, 2005, were $308,247,213 and $168,293,511, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     For the year ended September 30, 2005, there were no distributions for the TCM Small Cap Growth Fund.

NOTE 6 - INCOME TAX INFORMATION

     In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses incurred between November 1st and the end of its fiscal year.

     At September 30, 2005, there were no capital loss carryovers.

     As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

     Cost of investments                                       $149,037,018
                                                               ------------
     Gross tax unrealized appreciation                           32,782,180
     Gross tax unrealized depreciation                           (3,251,102)
                                                               ------------
     Net tax unrealized appreciation                           $ 29,531,078
                                                               ------------
     Undistributed ordinary income                             $  1,548,388
     Undistributed long-term capital gain                                --
                                                               ------------
     Total distributable earnings                              $  1,548,388
                                                               ------------
     Other accumulated gains/(losses)                          $         --
                                                               ------------
     Total accumulated earnings/(losses)                       $ 31,079,466
                                                               ------------
                                                               ------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


INFORMATION ABOUT PROXY VOTING (Unaudited)

     A description of the policies and procedures that the TCM Small Cap Growth Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Fund's website at www.tyghcap.com. Furthermore, you can obtain the description
                  ---------------
on the SEC's website at www.sec.gov.
                        -----------

     Information regarding how the TCM Small Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at www.sec.gov.
-----------

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

     The TCM Small Cap Growth Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling
(800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.
   -----------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF TCM SMALL CAP GROWTH FUND AND
THE BOARD OF TRUSTEES OF PROFESSIONALLY MANAGEMENT PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCM Small Cap Growth Fund, a series of Professionally Managed Portfolios (the "Trust"), as of September 30, 2005 and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCM Small Cap Growth Fund as of September 30, 2005 the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 15, 2005

MANAGEMENT OF THE FUND (Unaudited)

     The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and Officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                           TERM OF          PRINCIPAL                            IN FUND
                              POSITION     OFFICE AND       OCCUPATION                           COMPLEX**<F10>    OTHER
NAME, ADDRESS                 WITH         LENGTH OF        DURING PAST                          OVERSEEN          DIRECTORSHIPS
AND AGE                       THE TRUST    TIME SERVED      FIVE YEARS                           BY TRUSTEES       HELD
-------------                 ---------    -----------      -----------                          --------------    -------------
                                                 INDEPENDENT TRUSTEES OF THE TRUST
                                                 ---------------------------------

Dorothy A. Berry*<F9>         Chairman     Indefinite       President, Talon                     1                 None.
(born 1943)                   and          Term             Industries, Inc.
2020 E. Financial Way         Trustee      since            (administrative,
Suite 100                                  May 1991.        management and business
Glendora, CA 91741                                          consulting); formerly
                                                            Chief Operating Officer,
                                                            Integrated Asset
                                                            Management (investment
                                                            advisor and manager);
                                                            President, Value  Line, Inc.
                                                            (investment advisory and
                                                            financial publishing firm).

Wallace L. Cook*<F9>          Trustee      Indefinite       Financial Consultant;                1                 None.
(born 1939)                                Term             formerly Senior Vice
2020 E. Financial Way                      since            President, Rockefeller
Suite 100                                  May 1991.        Trust Co.; Financial
Glendora, CA 91741                                          Counselor, Rockefeller
                                                            & Co.

Carl A. Froebel*<F9>          Trustee      Indefinite       Owner, Golf Adventures,              1                 None.
(born 1938)                                Term             LLC, (vacation services);
2020 E. Financial Way                      since            formerly Managing
Suite 100                                  May 1991.        Director, Premier Solutions,
Glendora, CA 91741                                          Ltd.; President and Founder,
                                                            National Investor Data
                                                            Services, Inc. (investment
                                                            related computer software).

Rowley W.P. Redington*<F9>    Trustee      Indefinite       President, Intertech                 1                 None.
(born 1944)                                Term             Computer Services Corp.
2020 E. Financial Way                      since            (computer services and
Suite 100                                  May 1991.        consulting).
Glendora, CA 91741

Steven J. Paggioli*<F9>       Trustee      Indefinite       Consultant since July                1                 Trustee, Managers
(born 1950)                                Term             2001; formerly, Executive                              Funds; Trustee,
2020 E. Financial Way                      since            Vice President, Investment                             Managers AMG
Suite 100                                  May 1991.        Company Administration,                                Funds.
Glendora, CA 91741                                          LLC ("ICA") (mutual
                                                            fund administrator).

                                                       OFFICERS OF THE TRUST
                                                       ---------------------

Robert M. Slotky              President    Indefinite       Vice President, U.S.                 1                 Not Applicable.
(born 1947)                                Term since       Bancorp Fund Services,
2020 E. Financial Way                      August 2002.     LLC since July 2001;
Suite 100                     Chief        Indefinite       formerly, Senior Vice
Glendora, CA 91741            Compliance   Term since       President, ICA (May
                              Officer      September        1997-July 2001).
                                           2004.

Eric W. Falkeis               Treasurer    Indefinite       Vice President, U.S.                 1                 Not Applicable.
(born 1973)                                Term since       Bancorp Fund Services,
615 East Michigan St.                      August 2002.     LLC since 1997; Chief
Milwaukee, WI 53202                                         Financial Officer, Quasar
                                                            Distributors, LLC since 2000.

Chad E. Fickett               Secretary    Indefinite       Vice President, U.S.                 1                 Not Applicable.
(born 1973)                                Term since       Bancorp Fund Services,
615 East Michigan St.                      March 2002.      LLC since July 2000.
Milwaukee, WI 53202

  *<F9> Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.
**<F10> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

                               INVESTMENT ADVISOR
                         Tygh Capital Management, Inc.
                        1211 SWFifth Avenue, Suite 2100
                            Portland, Oregon  97204

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                     Philadelphia, Pennsylvania  19103-3638

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441

                                   CUSTODIAN
                        U.S. Bank, National Association
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                        TRANSFER AGENT, FUND ACCOUNTANT
                             AND FUND ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                 1-800-536-3230

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                           TCM Small Cap Growth Fund
                                 Symbol - TCMSX
                               CUSIP - 742935455

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                            FYE  9/30/2004        FYE  9/30/2005
                            --------------        --------------

Audit Fees                  N/A                   $14,500
Audit-Related Fees          N/A                   N/A
Tax Fees                    N/A                   $2,000
All Other Fees              N/A                   N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees             FYE  9/30/2004    FYE  9/30/2005
----------------------             --------------    --------------
Registrant                         N/A               N/A
Registrant's Investment Adviser    N/A               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ---------------------------------------------------

     By (Signature and Title) /s/Robert M. Slotky
                              ----------------------------------------
                              Robert M. Slotky, President

     Date  December 6, 2005
           -------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F11> /s/Robert M. Slotky
                                    ----------------------------------
                                    Robert M. Slotky, President

     Date  December 6, 2005
           -------------------------------------------------

     By (Signature and Title)*<F11> /s/Eric W. Falkeis
                                    ----------------------------------
                                    Eric W. Falkeis, Treasurer

     Date  December 6, 2005
           -------------------------------------------------

*<F11> Print the name and title of each signing officer under his or her signature.